                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 13, 1998




                            STORAGE DIMENSIONS, INC.

             (Exact name of registrant as specified in its charter)




                   DELAWARE                                 0-22015                            77-0324887
  (State or jurisdiction of incorporation or       (Commission File Number)        (I.R.S. Employer Identification No.)
                 organization)




                             1656 MCCARTHY BOULEVARD
                               MILPITAS, CA 95035

          (Address, including zip code, of principal executive offices)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 945-0710

ITEM 8.  CHANGE IN FISCAL YEAR

           On March 13, 1998, the Board of Directors of Storage Dimensions, Inc. (the "Company") approved a change in the Company's fiscal year end from December 28 to March 31. An Annual Report on Form 10-K will be filed for the fiscal year ending March 31, 1998.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        STORAGE DIMENSIONS, INC.

                                        /s/ David A. Eeg
                                        ---------------------------------------
                                        David A. Eeg
                                        President and Chief Executive Officer
                                        Date:  March 27, 1998